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                                                           EXHIBIT 10.20

                        REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of July 30, 1997 by and between True North Communications, Inc., a Delaware corporation (the "Company"), and The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (the "Stockholder").

                                 WITNESSETH:
                                 ----------

        WHEREAS, this Agreement is made in connection with the merger of Cherokee Acquisition Corporation, a wholly- owned Delaware subsidiary of the Company, with and into Bozell, Jacobs, Kenyon & Eckhardt, Inc., ("Bozell"), a Delaware corporation (the "Merger") pursuant to the Agreement and Plan of Merger of even date herewith;

        WHEREAS, prior to the Merger, the Stockholder owns 5,533,724 shares of the issued and outstanding common stock of Bozell and upon consummation of the Merger the Stockholder will own shares received in connection with the Merger of the outstanding Common Stock of the Company;

        WHEREAS, the Company and the Stockholder desire to enter into this Agreement pursuant to which the Stockholder or any Affiliate (as hereinafter defined) that may acquire Common Stock from the Stockholder will have the right to cause the Company, upon request, to register with the Securities and Exchange Commission (the "Commission") an offering and sale of Common Stock of the Company owned by the Stockholder or any such Affiliate, subject to the terms of this Agreement;

        NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties to this Agreement agree as follows:

        1. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

        (a) Affiliate - Any Person that, directly or indirectly, through one or more intermediaries, controls, or is
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controlled by, or is under common control with, the Stockholder.

        (b) Common Stock - The Common Stock, $0.33 1/3 par value per share, of the Company.

        (c) Exchange Act - The Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder.

        (d)     NASD - The National Association of Securities Dealers, Inc.

        (e)     Effective Date - The date the Merger becomes effective.

        (f) Officers' Certificate - A certificate signed by any two officers of the Company.

        (g) Person - Any individual, corporation, partnership, trust, organization, association, governmental body or agency.

        (h) Registrable Securities - Common Stock (and any securities that may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification) owned by the Stockholder as of the Effective Date, and subsequently owned by the Stockholder or any Affiliate of the Stockholder.

        (i) Securities Act - The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder.

        (j) Selling Expenses - Underwriting discounts and commissions and transfer taxes, if any, incurred by the Stockholder or any Affiliate in connection with a disposition of Registrable Securities.

        2.    Demand Registration.    (a)     In the event that at any time
after the Effective Date, the Stockholder or an Affiliate desires to sell Registrable Securities owned by the Stockholder or such Affiliate, then upon the written request of the Stockholder or an Affiliate requesting that the Company effect the registration under the Securities Act of all or part of the Registrable Securities owned by the Stockholder or such Affiliate and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, the Company will file with the Commission
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as promptly as practicable, and use its reasonable best efforts to cause to become effective, a registration statement on Form S-3 under the Securities Act registering the offering and sale of the Registrable Securities which the Company has been so requested to register, all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2(a), (A) with respect to more than one registration under this Section 2(a), or (B) unless the request for such registration covers an aggregate number of shares of Registrable Securities which would result in anticipated gross offering proceeds to the holders of such Registrable Securities, before deducting Selling Expenses, of at least $5,000,000 provided further that the Stockholder's rights under this
Section 2(a) shall be subject to the rights of other holders of the Company's securities with respect to offering their securities existing as of the date hereof.

        (b) Priority in Requested Registrations. A requested registration pursuant to this Section 2 shall be in the form of a firmly underwritten offering through the underwriters of recognized national standing the Stockholder designates. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold; provided, however, that neither the Company nor any other Person may include any securities in any registration pursuant to this
Section 2 without the prior written consent of the Stockholder or Affiliate requesting such registration which approval will not be unreasonably withheld or delayed.

        (c) Limitation on Registration Rights. (i) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 60 days (or, in the case of clause (A) below, 60 days after effectiveness of the proposed registration statement), which may not thereafter be extended) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2(a) hereof if, at the time it receives a request for such registration, (A) the Company is conducting or has taken definitive steps to conduct an offering of any class of its securities and the Company is advised in writing by the
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investment banker, managing underwriter or financial advisor engaged by the
Company to advise the Company thereon that such offering would be affected materially and adversely by the registration so demanded, (B) the Company is in possession of material information that has not been disclosed to the public and the Board of Directors of the Company, in the reasonable exercise of its discretion, has determined that it is advisable not to disclose such information in the registration statement, (C) the Company is engaged in an active program for repurchase of its Common Stock or (D) the Board of Directors of the Company shall determine in good faith that such offering will materially interfere with a pending or contemplated merger, sale of assets, recapitalization or other similar corporate action of the Company, and in each such case the Company shall have furnished to holders of Registrable Securities requesting such registration an Officers' Certificate confirming the applicability of clause (A), (B), (C) or (D), as the case may be. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn by the Stockholder or such Affiliate.

        (ii) Any request by the Stockholder or any Affiliate for registration of Registrable Securities pursuant to Section 2(a) hereof (x) which is subsequently withdrawn prior to the registration statement becoming effective or, pursuant to Section 5(c), remaining effective for 135 days or such shorter period as provided therein shall not constitute a registration for purposes of the limitation contained in clause (A) of the proviso in Section 2(a), provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the requesting Stockholder or Affiliate (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company unless the requesting Stockholder or Affiliate shall have elected to pay all expenses of the Company in connection with such registration, and (y) shall not constitute a registration for purposes of the limitation contained in clause (A) of the proviso in Section 2(a) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason or withdrawn by the Company for any reason.
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        3.    Piggy-Back Registration.  (a)  If the Company shall at any time after the Effective Date propose to file a registration statement under the Securities Act for an offering of securities of the Company (whether for its own account or the account of any holder of its securities) for cash (other than an offering relating to an employee benefit plan or a registration on Form S-4 or similar form), the Company shall provide prompt written notice of such proposal, in any event, not less than 30 days before the anticipated filing date, to the Stockholder of its intention to do so and of the rights of the Stockholder and its Affiliates under this Section 3 and, subject to the rights of other holders of the Company's securities with respect to such offering existing as of the date hereof, shall use its reasonable best efforts to include such number of Registrable Securities in such registration statement which the Company has been so requested to register by the Stockholder or its Affiliates, which request shall be made to the Company within 30 days after the Stockholder receives notice from the Company of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Stockholder or its Affiliate and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses referred to in Section 6 incurred in connection therewith), and (ii) if such registration involves an underwritten offering, all holders of Registrable Securities that are included in the Company's registration shall sell their Registrable Securities to the underwriters selected by the Company or other holders of the Company's securities having an existing right as of the date hereof to participate in such offering on the same terms and conditions that apply to the Company and/or such other holders, with such differences, including with respect to indemnification, as may be customary or appropriate in combined primary and secondary offerings. If a registration proposed pursuant to this Section 3(a) involves an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.
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        (b)  If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing (with a copy to the Stockholder) that, in its opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have a material adverse effect on such offering as contemplated by the Company or other holders of the Company's securities having an existing right as of the date hereof to participate in such offering (including the price at which the Company and/or such other holders propose to sell such securities), then the number of Registrable Securities included in such registration shall be reduced to an amount that in the opinion of such managing underwriter when added to the shares that the Company and/or such other holders propose to include in such registration would not have such a material adverse effect provided that any such reduction in the case of a third party registration shall be first applied to any securities proposed to be registered by the Company prior to a reduction of the Stockholder's Registrable Securities. Except as provided in the previous sentence, the amount so determined will be allocated among the requesting holders of Registrable Securities pro rata on the basis of Registrable Securities then held by each such holder.

        4. Restrictions on Public Sale. The Company agrees not to effect any public sale or distribution of Common Stock during the fourteen (14) days prior to, and during the 135- day period beginning on, the effective date of any registration statement which includes Registrable Securities, except as part of such registration, and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto or a registration of securities proposed to be offered to all members of any class or series of the Company's then existing security holders or solely to its employees and except pursuant to a demand for registration made pursuant to that certain Registration Rights Agreement dated as of January 1, 1989 between the Company and Publicis Communication.

        5. Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to Sections 2 or 3 of this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and the Company will as expeditiously as possible:
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        (a)  and in any event within forty-five (45) days after receipt of a request (subject Section 2(c)) prepare and file with the Commission a registration statement with respect to or including such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within ninety (90) days after such receipt; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Stockholder, any Affiliates requesting such registration pursuant to Sections 2 or 3 of this Agreement and the underwriters, if any, draft copies of all such documents proposed to be filed at least five (5) business days prior thereto, which documents will be subject to the reasonable review of the Stockholder, any such Affiliates and the underwriters, if any, and the Company will not, unless required by law, file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which the Stockholder or any such Affiliate shall reasonably object;

        (b) notify the Stockholder of any stop order issued or threatened by the Commission or any other governmental authority in connection therewith and take all reasonable actions to prevent the entry of such stop order or to remove it if entered;

        (c) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 135 days (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;
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        (d)  furnish to the Stockholder, each Affiliate who is selling
Registrable Securities and the underwriter or underwriters, if any, without charge, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as the Stockholder, any such Affiliate or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the prospectus (including the preliminary prospectus) and any amendment or supplement thereto by the Stockholder, any such Affiliates and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

        (e) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder or any Affiliate who is selling such Registrable Securities reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder or such Affiliate to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Stockholder or such Affiliate (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) subject itself to taxation in any such jurisdiction);

        (f) notify the Stockholder and each Affiliate who is selling such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as practicable thereafter, prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (g) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 60 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which requirement will be deemed to be satisfied if the Company complies with Rule 158 under the Securities Act as soon as possible;

        (h) cause all such Registrable Securities to be listed or admitted for trading on each securities exchange or quotation system on which securities issued by the Company that are of the same class as the Registrable Securities are then listed or admitted;

        (i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

        (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent certified public accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

        (k) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

        (l) obtain a "comfort" letter from the Company's independent public accountants in customary form and covering matters of the type customarily covered by
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"comfort" letters as the seller or sellers of a majority of the Registrable
Securities being sold reasonably request and as described in Statement of Financial Accounting Standards No. 72;

        (m) if underwriters are engaged in connection with any registration referred to in this Agreement, the Company shall enter into underwriting or other agreements providing indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to the Company and such underwriters; and

        (n) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

        Upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 5, the Stockholder and any Affiliates selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 5 or until the Stockholder and any such Affiliates are advised in writing by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, the Stockholder and any such Affiliates will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time period mentioned in subsection (c of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by subsection (f) of this
Section 5.

        6. Registration Expenses. (a) All expenses incident to the Company's performance of or compliance with a request for registration under
Section 2(a) of this

Agreement excluding Selling Expenses but, including, without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange or quotation system on which securities of the same class as the Registrable Securities issued by the Company are then listed and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance) will be borne by the Company.

        (b) All expenses incident to the Company's performance of or compliance with a request under Section 3(a) of this Agreement excluding Selling Expenses but including, without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange or quotation system on which securities of the same class as the Registrable Securities issued by the Company are then listed and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance) will be borne by the Company.

        7. Term. This Agreement shall become effective as of the Effective Date and shall terminate upon the earlier to occur of (i) the sale or other disposition pursuant to a registration statement by the Stockholder and each Affiliate holding Registrable Securities of all of the Registrable Securities held by the Stockholder or any such Affiliate and (ii) the fifth anniversary of the date of this Agreement. As of the Effective Date, the Registration Rights Agreement dated as of February 1, 1988, as amended, between Bozell, the Stockholder and certain other persons shall be terminated and of no further force and effect.

        8. Indemnification. (a) In connection with any offering of Registrable Securities pursuant to Section 2(a) or 3(a) hereof, the Company agrees to indemnify, to the fullest extent permitted by law, the Stockholder and all Affiliates of the Stockholder who hold Registrable Securities whose Registrable Securities are sold in such offering, each of their officers and directors, trustees and employees and each person who controls the Stockholder or such Affiliates (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon any information furnished in writing to the Company describing the Stockholder or such Affiliate by the Stockholder or an Affiliate who holds Registrable Securities expressly for use therein.

        (b) The Stockholder and each Affiliate who holds Registrable Securities whose Registrable Securities are sold in an offering pursuant to
Section 2(a) or 3(a) hereof, agrees to indemnify, to the fullest extent permitted by law, the Company, the other holders of Registrable Securities whose Registrable Securities are sold in such offering, their respective officers and directors, trustees and employees and each other person, if any, who controls the Company or such other holders of Registrable Securities (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such reg- istration statement, preliminary prospectus, prospectus, amendment or supplement in reliance upon any information furnished in writing to the Company describing the Stockholder or such Affiliate by the Stockholder or such Affiliate expressly for use therein.

        (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such in- demnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

        (d) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to any indemnified party hereunder or insufficient to hold such party harmless in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable consid- erations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and oppor- tunity to correct or prevent such action. The amount paid or payable by a party under this Section 8 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allo- cation or by any other method of allocation which does not take into account the equitable considerations referred to herein.

        9. Rule 144 and Rule 144A. The Company will file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of the Stockholder or any Affiliate, make publicly available other information) and will take such further action as such holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Stockholder or any Affiliate, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

        10. Miscellaneous. (a) The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent or in conflict with the rights granted in this Agreement to the Stockholder and its Affiliates.

        (b) Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        (c) The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the Stockholder's written consent thereto.

        (d) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

        (e) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

        (f) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

        (g) The interpretation and construction of this Agreement and all matters relating hereto shall be governed by the law of the State of New York applicable to agreements executed and to be performed solely within such state.

        (h) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, by facsimile transmission, by courier with receipt acknowledgment or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communication will be sent to each holder of Registrable Securities at such holder's address as it appears in the records of the Company or the registrar of the Company's shares (unless otherwise indicated by any such holder to the Company in writing) and to the Company at 101 East Erie Street, Chicago, Illinois, 60611- 2847, Attention:
General Counsel, Facsimile No. 312-425-6354.

              IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written

                                     TRUE NORTH COMMUNICATIONS, INC.



                                     By: /s/ Theodore J. Theophilos
                                        ---------------------------
                                        Name:   Theodore J. Theophilos
                                        Title:  Executive Vice President
                                                  and General Counsel

                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY



                                     By: /s/ J. Thomas Christofferson
                                        -----------------------------
                                        Name:   J. Thomas Christofferson
                                        Title:  Manager of Investments